AMENDMENT NO. 2 TO TERMS AND CONDITIONS OF EMPLOYMENT

THIS AMENDMENT NO. 2 TO TERMS AND CONDITIONS OF EMPLOYMENT (this "Amendment") is entered into as of July 10, 2023 (the "Effective Date") to be effective September 1, 2023 (the "Effective Date"), by and between **COMMERCIAL METALS COMPANY**, a Delaware corporation (the "Employer" or the "Company"), and **PETER R. MATT**, (the "Executive"), for the purpose of amending those certain Terms and Conditions of Employment entered into by and between Employer and Executive as of February 15, 2023, as amended on March 20, 2023 (the "Agreement"). The Employer and Executive are collectively referred to as the "Parties." Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

RECITALS:

WHEREAS, pursuant to Section 1 of the Agreement, the Agreement may be amended by a writing signed by both Parties; and

WHEREAS, consistent with the terms hereof, the Parties desire to amend the Agreement in recognition of Executive's promotion to the position of Chief Executive Officer and President of the Employer, effective September 1, 2023;

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged in accordance with Section 1 of the Agreement, the Parties hereby amend the Agreement and supersede the following provisions of the Agreement as of the Effective Date:

1. Section 1 of the Agreement is amended by replacing "President" with "Chief Executive Officer and President".

2. The first two sentences of Section 4 of the Agreement are amended, replaced and superseded with the following language:

   DUTIES AND RESPONSIBILITIES. During the term of this Agreement on and after September 1, 2023, Executive shall diligently render services to Employer as Chief Executive Officer and President in accordance with Employer's directives, and shall use his best efforts and good faith in accomplishing such directives. Executive shall report to the Board of Directors of the Company.

3. The first sentence of Section 5(a) of the Agreement is amended, replaced and superseded with the following language:

   a. **SALARY.** Executive shall receive an annual base salary of not less than $1,000,000 ($38,461.54 bi-weekly), less applicable taxes and withholdings, during the term of this Agreement on and after September 1, 2023 for serving as Chief Executive Officer and President of the Company.

4. The first sentence of Section 5(c) of the Agreement is amended, replaced and superseded with the following language:

   c. **BONUS**. Executive shall be eligible to receive a target bonus up to 125% of Executive's base salary (the "Bonus") for each fiscal year of Employer ending August 31 during the term of this Agreement, commencing with the fiscal year ending August 31, 2024 (subject to pro-ration for any partial fiscal year of employment) pursuant to Employer's 2013 Cash Incentive Plan, as amended from time to time, Employer's discretionary incentive plan, and any other short or long-term incentive plans as may be applicable to executives of similar level in the Company, and provided that Executive is employed with the Company on the date any such bonus is paid.

5. The target equity grant referenced in Section 5(e) of the Agreement is amended by replacing "300%" with "450%".

6. The Parties acknowledge and agree that except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

7. The Parties further acknowledge and agree that this Amendment does not alter the at-will employment relationship between the Parties and that Executive's decision to enter into this Amendment is voluntary and knowingly made.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

EMPLOYER

COMMERCIAL METALS COMPANY

By: ______________________________
Barbara R. Smith
Chairman and Chief Executive Officer

EXECUTIVE

By: ______________________________
Peter R. Matt